SCHEDULE 14A INFORMATION



Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934



(Amendment No................................)



	Filed by the Registrant x

	Filed by a Party other than the Registrant



Check the appropriate box:



Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(c)(2)

xDefinitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to 240.1a-11(c) or 240.(4a-12)



 .............................................................Mara
thon
Bancorp..........................................................
 ................

(Name of Registrant as Specified in Its Charter)



 .................................................................
 .................................................................
 ............................

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (check the appropriate box):

x No fee required.

  Fee computed on Table below per Exchange Act Rules 14a-6(i)(4) and 0-11.



	1) Title of each class of securities to which transaction applies:

	................................................................
 .................................................................
 ..................

	2) Aggregate number of securities to which transaction applies:

	................................................................
 .................................................................
 ..................

	3) Per unit price or other underlying value of transaction computed pursuant to Exchange

	   Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how

	   it was determined):

	................................................................
 .................................................................
 ..................

	4) Proposed maximum aggregate value of transaction:

	................................................................
 .................................................................
 ..................

	5) Total fee paid:

	................................................................
 .................................................................
 ..................

 Fee paid previously with preliminary materials.

 Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.



	1) Amount Previously Paid:
 .................................................................
 .......................................

	2) Form Schedule or Registration Statement No:
 .................................................................
 ........

	3) Filing Party:
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	4) Date Filed:
 .................................................................
 ............................................................




MARATHON BANCORP

11150 West Olympic Boulevard

Los Angeles, California 90064

(310) 996-9100



NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 16, 1997



TO THE SHAREHOLDERS OF MARATHON BANCORP:



	NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders (the "Meeting") of Marathon Bancorp (the "Company") will be held on Monday, June 16, 1997, at 4:00 p.m., at the Company's executive offices, 11150 West Olympic Boulevard, Los Angeles, California 90064, for the following purposes, as set forth in the attached Proxy Statement:



	1. Election of Directors. To elect seven persons to the Board of Directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and have qualified. The Board of Directors has nominated the following persons to serve as directors:



		Robert J. Abernethy	Robert L. Oltman

		Craig D. Collette	Ann Pappas

		Frank W. Jobe, M.D.	Nick Patsaouras

		C. Thomas Mallos



	2. Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.



	Only those shareholders of record at the close of business on May 5, 1997, are entitled to notice of, and to vote at the Meeting or any adjournments thereof.




                   By Order of the Board of Directors






        Robert L. Oltman,


Secretary

Los Angeles, California

May 19, 1997





IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE GIVING OF THIS PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU FIND IT CONVENIENT TO ATTEND.
IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.









 MARATHON BANCORP

11150 West Olympic Boulevard

Los Angeles, California 90064

(310) 996-9100





PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS



June 16, 1997





	This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Marathon Bancorp (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting"), to be held on Monday, June 16, 1997, at 4:00 p.m., at the Company's executive offices, 11150 West Olympic Boulevard, Los Angeles, California 90064, and at any and all adjournments thereof.



	This Proxy Statement and the accompanying Notice and Proxy were mailed to shareholders on or about May 19, 1997. The Company's
Annual Report to Shareholders, including financial statements for its fiscal year ended December 31, 1996, is being sent concurrently with this Proxy Statement. The Annual Report is not part of the proxy materials.



Matters to be Considered



     The matters to be considered and voted upon at the Meeting will be:



	1.  Election of Directors.  To elect seven persons to the Board
of Directors to serve until the next 		     Annual Meeting of
Shareholders or until their successors are elected and have qualified.



	2.  Other Business.  To transact such other business as may
properly come before the Meeting 		     and at any and all
adjournments thereof.



Revocability of Proxies



	A Proxy is enclosed for use at the Meeting. Any Proxy given may be revoked by a shareholder at any time before it is exercised by filing with the Secretary of the Company a notice in writing revoking it or by duly executing a Proxy bearing a later date. It may also be revoked by attendance at the Meeting and election to vote thereat. Subject to such revocation, all Proxies duly executed and received prior to or at the time of the Meeting will be voted by the Proxy Holders in accordance with the instructions on the Proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the Proxy will be voted "FOR" the election of the nominees for directors set forth herein. It is not anticipated that any matters will be presented at the Meeting other than as set forth in the accompanying Notice of the Meeting. If, however, any other matters are properly presented at the Meeting, the Proxy will be voted in accordance with the best judgment and in the discretion of the Proxy Holders.

Solicitation of Proxies



	This solicitation is being made by management of the Company and the Company will bear the costs of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in this solicitation of Proxies. It is contemplated that Proxies will be solicited principally through the mails, but directors, officers and regular employees of the Company may solicit
Proxies personally or by telephone, for which they will receive no additional compensation. Although there is no formal agreement to do so, the Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection with forwarding these proxy materials to their principals. In addition, the Company may pay for and utilize the services of individuals or companies not regularly employed by the Company in connection with the solicitation of Proxies if the Board of Directors of the Company determines that this is advisable.



Outstanding Securities and Voting Rights



	Holders of the Company's common stock, no par value (the "Common Stock"), of record at the close of business on May 5, 1997, will be entitled to vote at the Meeting. There were issued and outstanding 1,589,596 shares of Common Stock on May
5, 1997.   The Company's Articles of Incorporation also
authorize the issuance of up to 1,000,000 shares of Preferred Stock, of which no shares are presently issued and outstanding.



	A majority of the shares of Common Stock outstanding is necessary to constitute a quorum for the Meeting. Each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company as of the record date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively if a shareholder present at the Meeting has given notice at the Meeting prior to the voting of his or her intention to vote his or her shares cumulatively. If any shareholder has given such notice, all shareholders may then cumulate their votes for candidates placed in nomination prior to the voting. If cumulative voting procedures are used at the meeting for election of the directors, the Proxy Holders will exercise their authority to cumulate votes represented by proxies held by them. Cumulative voting entitles a shareholder to cast as many votes for one nominee as is equal to the number of directors to be elected, multiplied by the number of shares owned by such shareholder, or to distribute his or her total votes on the same principle between two or more nominees as he or she sees fit. In the election of directors, the seven candidates receiving the highest number of votes will be elected.



























Principal Shareholders



	The following table sets forth certain information as of May 5, 1997, concerning the ownership of the Company's Common Stock by
(i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common
Stock; (ii) each of the Directors of the Company and named executive officers; and (iii) the executive officers and Directors of the Company as a group:






             Name of Beneficial Owner  	Amount and Nature of
Beneficial Ownership 	                 ** 		             Percent
of  Class

	Directors and Named   Executive Officers:

	Robert J. Abernethy 	107,299 	(1) 	(2) 	 6.8%

	Craig D. Collette 	22,223 			   1.4%

	Frank W. Jobe, M.D.  	51,566 	 		3.2%

	C. Thomas Mallos  	47,878 	 		  3.0%

	Robert L. Oltman 	110,922 	(1) 	(3) 	7.0%

	Ann Pappas 	60,011 	(4) 		  3.8%

	Nick Patsaouras     	37,536 	 		2.4%

	T. J. Herles 	40,880 	(5) 		2.5%



	All Executive Officers and Directors as a group (8 persons)
            478,315 	 		     29.4%



	Principal Shareholder:

	Oppenheimer-Spence Financial Services Partnership LP. (6)
                  91,911 			       5.8%





**	Except as otherwise noted below, each director and nominee
for director directly or indirectly has 	sole or shared voting
and investment power with respect to the shares listed above.



(1)	The address of each of these directors is Marathon Bancorp,
11150 West Olympic Boulevard,		Los Angeles, California 90064.





(2)	Includes 2,276 shares owned by American Standard Development
Corporation, of which Mr.		Abernethy is President.



(3)	Includes 140 shares owned by Oltman Management Corporation,
of which Mr. Oltman is		President.



(4)	Includes 1,898 shares owned by the Parasol Restaurant, Inc.,
of which Ms. Papas is a 		shareholder.



(5)	Includes 39,696 shares which Mr. Herles has the right to
acquire within 60 days after May 3,		1996, by the exercise of
stock options vested pursuant to the Company's 1983 Stock Option
Plan		and the 1990 Non-Qualified Stock Option Plan.  See
"DIRECTORS AND EXECUTIVE		OFFICERS -- Stock Option Plans."



(6)	The address of Oppenheimer-Spence Financial Services
Partnership LP. is 119 West 57th Street, 		New York, New York
10019.  In a filing with the Securities and Exchange Commission,
the 		limited partnership indicated that it is the sole
beneficial owner and holds sole voting power with 	respect to
the shares listed above.







DIRECTORS AND EXECUTIVE OFFICERS



Election of Directors



	The Company's Directors are elected annually to serve until the next Annual Meeting of Shareholders or until their successors are elected and have qualified. The Bylaws of the Company provide that the number of Directors shall be not less than seven, nor more than twelve, until changed by a bylaw amending
Section 3.02 of the Company's Bylaws, duly adopted by the vote or written consent of the Company's shareholders. The Bylaws further provide that the exact number of Directors shall be fixed from time to time, within the foregoing range, by a bylaw or amendment thereof duly adopted by the vote or written consent of the Company's Board of Directors. The number of Directors currently is fixed at seven.



	The persons named below, all of whom are present members of the Board of Directors of the Company, will be nominated for election to serve until the next Annual Meeting of Shareholders or until their successors are elected and have qualified. Each of these persons is also a member of the Board of Directors of the Company's wholly-owned subsidiary, Marathon National Bank
(the "Bank"). Unless otherwise directed by Shareholders, the Proxy Holders will vote all shares represented by Proxies held by them for the election of the maximum number of the following nominees. In the event that any of the nominees should be unable or unwilling to accept nomination for election as a director, it is intended that the Proxy Holders will vote for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected to office.





























	The following table sets forth certain information as of May 3, 1996, with respect to those persons nominated by the Board of Directors for election as Directors based on data furnished by such nominees:






					Year First

                      				Elected or
		Principal Occupation  	Appointed 	           Name and Title
	Age	For Past Five Years	A Director

Robert Abernethy	57	President, American 	    1983


	Director		Standard Development Co.



Craig D. Collette	54	President and Chief Executive	    1997

			Officer of Marathon Bancorp

			and Marathon National Bank



Frank W. Jobe, M.D. 	71	Orthopedic Surgeon 	    1985
		Director



C. Thomas Mallos	60	President, C. Thomas 	    1982
 	Chief Financial 		Mallos Accountancy

 	Officer and         		Corporation

 	Director



Robert L. Oltman	59	President, Oltman	    1982
		Secretary and		Management

 	Director		Corporation



Ann Pappas   	68	Restaurateur		    1982
Director



Nick Patsaouras	53	President, Nick	 	    1982
		Chairman of the		Patsaouras & Assoc.

 	Board              		Chairman of the Board

	          		Marathon Bancorp,

			Marathon National Bank



Committees and Attendance at Board Meetings



	Each nominee is also a Director of the Bank. The Company has no standing compensation, audit or nominating committee.



	During the fiscal year ended December 31, 1996, the Board of Directors of the Company and the Board of Directors of the Bank held 12 meetings each. Each of the persons who is a nominee and was a Director of the Company during 1996 attended at least 75% of the total number of such Board meetings, except for Dr. Jobe who attended 7 meetings.







Compensation of Executive Officers and Directors



Executive Compensation



Summary Compensation Table



	Long  Term Compensation

Annual Compensation 	  Awards    		Payouts

(a) 	(b) 	(c) 	(d) 	(e) 	(f) 	(g) 		(h) 	(i)

   Name and  Principal Position 	         Year 	   Salary ($)
 Bonus ($) 	Other Annual Compen- sation ($)(1) 	 Restricted
Stock Award(s) ($) 	   Options/ SARs 		  LTIP Payouts ($) 	 All
Other Compen- sation ($)

John Maloney (2) President & Chief Executive Officer of Marathon
Bancorp and the Bank 	  1996 1995 1994 	  $141,900 $150,000
$29,090(3) 	  $0 $0 $0 	   $5,750  $6,000     $629 	  $0 $0 $0
 50,000 0 0 		  $0 0$ 0$ 	  $0 $0 $0



Timothy J. Herles Executive Vice President & Chief Credit
Officer of the Bank 	 1996 1995  1994 	 $100,000 $100,000
$111,037 	  $0  $0  $0 	 $8,400 $8,400 $8,400 	 $0 $0 $0 	 0 0 0
		 $0 $0 $0 	 $0 $0 $0







(1)	These amounts represent business expense compensation.



(2)	Mr. Maloney passed away in November 1996.



(3)	John Maloney was President of the Company and the Bank, and
Chief Executive Officer of the Bank from	October		1994 until the
time of his death .



There has been no issuance of long term compensation granted in the last three years to the above stated officers.





Option/SAR Grants Table



Option/SAR Grants in Last Fiscal Year



Individual Grants



(a) 	(b) 	(c) 	(d) 	(e)

   Name 	Number of Securities Underlying Options/SARs Granted
(#) 	% if Total Options/SARs Granted to Employees in Fiscal Year
	  Exercise or Base Price ($/Share) 	   Expiration Date

John Maloney 	50,000 	20% 	$1.75 	11/1998









Option/SAR Exercises and Year-End Value Table



Aggregated Option/SAR Exercises in Last Fiscal Year and Year-End
Option/SAR Value



(a) 	(b) 	(c) 	(d) 	(e)

     Name 	    Shares Acquired on Exercise (#) 	    Value
Realized ($) 	Number of Unexercised Options/SARs at Year-End (#)
Exercisable/ Unexercisable 	Value of Unexercised In-The-Money
Options/SARs at Year-End ($) Exercisable/ Unexercisable

John Maloney 	0 	N/A 	10,000/40,000(1) 	$7,500/30,000(1)

Timothy J. Herles 	0 	N/A 	39,696/0(1) 	$0/0(1)





N/A means not applicable

(1) Options only.



Employment Agreement



	Marathon Bancorp and the Bank have an employment agreement with Mr. Craig D. Collette. Pursuant to Mr. Collette's employment agreement, Mr. Collette is to serve for a term of five years commencing January 15, 1997 as the President and Chief Executive
Officer of Marathon Bancorp and the Bank. The base annual salary for Mr. Collette is $170,000 per year, with increases to be determined at the discretion of the Boards of Directors of the Bank and Marathon Bancorp. The agreement provides Mr. Collette with four weeks vacation, health, disability and life insurance benefits, $700 per month for car allowance, stock options to acquire 30,000 shares of Common Stock with vesting at 20% per year, salary continuation benefits as described below, and indemnification for matters incurred in connection with any action against the executive which arose out of and was within the scope of his employment, provided that the executive acted in good faith and in a manner the executive reasonably believed to be in the best interests of Marathon Bancorp and the Bank and with respect to a criminal matter if the executive also had no reasonable cause to believe his conduct was unlawful. If
Marathon Bancorp and the Bank terminate Mr. Collette without cause, Mr. Collette shall be entitled to (i) two years then base salary in a lump sum at the time of termination, and (ii) continuation of insurance benefits for 24 months six months.
Upon any merger or consolidation where the Marathon Bancorp and the Bank are not the surviving or resulting corporations, or upon any transfer of all or substantially all of the assets of Marathon Bancorp and the Bank, and Mr. Collette not be retained for the remaining term of the agreement in a comparable position of the resulting corporation, Mr. Collette shall be paid two years of his then base salary in a lump sum within ten days of such termination.



Director Compensation



	During 1996, each non-employee director received $200 per meeting for his or her attendance at all special or committee meetings of the Bank, and $1,000 per Board meeting. The maximum a Director can receive for attendance at Board and/or Committee meetings is $2,000 per month. In addition, in his duties and responsibilities as Chairman of the Board, Mr. Patsaouras receives $1,500 per month.











Certain Transactions



	Some of the directors and executive officers of the Company and its subsidiaries, and the companies with which they are associated were customers of, and had banking transactions with, the Bank in the ordinary course of their businesses during 1996 and the Bank expects to have such banking transactions in the future. No loans and commitments to lend were included in such transactions.





FILINGS BY AFFILIATES



	No Officer or Director filed a Form 5 with the Securities
Exchange Commission in respect to ownership or transfer of stock in the Company.





 INDEPENDENT PUBLIC ACCOUNTANTS



	Deloitte & Touche LLP ("Deloitte") audited the Company's financial statements for the year ended December 31, 1996. All professional services rendered by Deloitte during 1996 were furnished at customary rates and terms. Representatives of Deloitte will be present at the Meeting and will be available to respond to appropriate questions from shareholders and, if they so desire, to make a statement. Accountants for the 1997 audit have not been selected.



ANNUAL REPORT



	Marathon Bancorp's Annual Report accompanies this Proxy Statement. The Annual Report contains consolidated financial statements of the Company and its subsidiary and the report thereon of Deloitte & Touche LLP, independent certified public accountants.



	UPON WRITTEN REQUEST OF ANY PERSON ENTITLED TO VOTE AT THE MEETING, ADDRESSED TO DANIEL L. ERICKSON, IN CARE OF THE COMPANY AT 11150 WEST OLYMPIC BOULEVARD, LOS ANGELES, CALIFORNIA 90064, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR FISCAL YEAR 1996 INCLUDING THE
FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934.





PROPOSALS OF SHAREHOLDERS



	Under certain circumstances, shareholders are entitled to present proposals or nominate Directors for election at shareholders' meetings. Any such proposal for nomination of Directors to be included in the Proxy Statement for the Company's 1998 Annual Meeting of Shareholders must be submitted by a shareholder to the Company's executive offices prior to February 16, 1998, in a form that complies with applicable regulations.











OTHER BUSINESS



	The Board of Directors knows of no other business to be presented for consideration at the Meeting other than as stated in the Notice of the Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their best judgment and in their discretion, and authority to do so is included in the Proxy.



DATED: May 19, 1997


                         MARATHON BANCORP






                         Craig D. Collette